Exhibit 99.1

Filed by Blackhawk Biofuels, LLC pursuant to
Rule 425 under the Securities Act of 1933, as amended
and deemed filed pursuant to Rule 14a-12 under
the Securities Exchange Act of 1934, as amended
Commission File No. 333-161187

Subject Company: REG Newco, Inc.

January 25, 2010

INFORMATIONAL MEETING

REGARDING PROPOSED CONSOLIDATION WITH RENEWABLE ENERGY GROUP, INC.

TO BE HELD ON FEBRUARY 4, 2010 AT 6:30 PM

Room 201, Student Conference Center (Building H)

Highland Community College, 2998 West Pearl City Road, Freeport, IL 61032

Dear Blackhawk Biofuels, LLC Unitholder:

You will soon be receiving a joint proxy statement/prospectus of REG Newco, Inc. (“REG Newco”) and Blackhawk Biofuels, LLC (“Blackhawk”) (the “Proxy Statement/Prospectus”) and a notice of a Special Meeting of Members of Blackhawk to be held on February 17, 2010 (the “Special Meeting”) to vote on Blackhawk’s proposed consolidation with Renewable Energy Group, Inc. (“REG”), Central Iowa Energy, LLC and Western Iowa Energy, LLC under REG Newco, which is REG’s new holding company. The Special Meeting will be held at Blackhawk’s principal executive offices located at 210 West Spring Street, Freeport, IL 61032.

Prior to the Special Meeting, Blackhawk will hold an informational meeting for its unitholders in Room 201 at the Student Conference Center (Building H) at Highland Community College, 2998 West Pearl City Road, Freeport, IL 61032 on February 4, 2010 at 6:30 p.m. to present and answer questions regarding the proposed consolidation transaction with REG.  REG representatives will describe the transaction and, together with Blackhawk’s tax accountant and counsel, will be available to answer questions you may have about the transaction.

It is important that we have your vote on the transaction.  So, when you receive the Proxy Statement/Prospectus, we encourage you to submit your proxy as soon as possible in accordance with the instructions provided in the Proxy Statement/Prospectus and on the accompanying proxy card. If you plan to vote by telephone or internet, your vote must be submitted by 3:00 a.m. on February 17, 2010 in order for your vote to be counted at the Special Meeting.  If you do not submit a proxy card, vote by telephone or internet or vote at the Special Meeting in person, then your units will not be counted as present for the purpose of determining the presence of a quorum at the Special Meeting and will have the same effect as a vote against the proposal to approve and adopt the Second Amended and Restated Agreement and Plan of Merger relating to the proposed consolidation.  The adoption of the proposal to approve the consolidation will require the affirmative vote of a majority of all outstanding membership units of Blackhawk and the affirmative vote of a majority of the outstanding membership units of Blackhawk present and voting at the Special Meeting excluding units held by REG. Accordingly, your vote is very important and we encourage you to submit your proxy as soon as possible.

Sincerely,

/s/ Ronald L. Mapes

Chair

REG Newco, Inc. has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, containing a Joint Proxy Statement/Prospectus, that has been declared effective by the SEC on January 19, 2010.  Each of REG Newco, Inc., Blackhawk Biofuels, LLC (“Blackhawk”), Central Iowa Energy, LLC (“CIE”) and Western Iowa Energy, LLC (“WIE”) may file with the SEC other documents regarding the proposed consolidation transaction. The definitive Joint Proxy Statement/Prospectus is being mailed to stockholders of REG and unitholders of Blackhawk.

MEMBERS AND UNITHOLDERS OF BLACKHAWK ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONSOLIDATION TRANSACTION INVOLVING BLACKHAWK, REG, CIE, WIE AND REG NEWCO, INC.

Members and unitholders of Blackhawk can obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by REG Newco, CIE, WIE or Blackhawk through the web site maintained by the SEC at www.sec.gov.

REG Newco, REG, Blackhawk, CIE, WIE and their respective directors, managers and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding REG Newco’s directors and executive officers is available in the definitive Joint Proxy Statement/Prospectus filed with the SEC on January 20, 2010, and information regarding Blackhawk’s managers and executive officers is available in its annual report on Form 10-K which was filed with the SEC on April 5, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive Joint Proxy Statement/Prospectus filed with the SEC and which is being delivered to Blackhawk unitholders.

Cautionary Statement regarding Forward-Looking Information:

This document contains forward-looking statements that reflect management’s current expectations regarding future events, including, but not limited to, statements containing the words “will,” “believes” or words of similar import. Many factors could cause actual results to differ materially from those projected in these forward-looking statements, including, but not limited to: whether the conditions to the business combination transaction will be satisfied, the possibility that the transaction will not close, whether REG, Blackhawk, Western Iowa Energy, LLC,  and Central Iowa Energy, LLC will be able to integrate their businesses successfully and achieve anticipated synergies, the market demand for biodiesel, changes in legislation and regulations that provide incentives for the use of biodiesel, the costs for the feedstocks used to make biodiesel and the relationship of those costs to prices for finished biodiesel.  Some of these factors and other important factors are detailed in various SEC filings made periodically by Blackhawk, Western Iowa Energy and Central Iowa Energy, particularly in each company’s latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, copies of which are available from each company without charge, and in the Joint Proxy Statement/Prospectus.   Please review these filings and do not place undue reliance on these forward-looking statements. Each company disclaims any intention or obligation to update or revise any forward-looking statements.